LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Fusion

Supplement dated July 28, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus describes revisions that will be effective on and after August 18, 2025. All other provisions outlined in your individual variable annuity prospectus, as supplemented, remain unchanged.

OVERVIEW OF CHANGES

ASSET ALLOCATION MODELS: Beginning August 18, 2025, you may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some of all of the Subaccounts currently available within your annuity contract. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model at any time.

You should consult with your registered representative for additional information and requirements, and as to whether a model is appropriate for you.

SAMPLE PORTFOLIOS: Sample portfolios will no longer be available on and after August 18, 2025.

Appendix B – Investment Requirements. The American Funds Select Balanced Model and American Funds Select Growth Model will be added to the list of models to which you allocate your Contract Value if you elect (or have elected) the following riders:

•	Lincoln ProtectedPay Select Core®,
•	Lincoln Market Select® Advantage, or
•	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.